UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016 (March 11, 2016)

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On March 11, 2016, in connection with the proposed separation of the Resilient Flooring and Wood Flooring segments of Armstrong World Industries, Inc. (“AWI”) from AWI’s Building Products (Ceilings) segment by means of a spin-off of a newly formed company named Armstrong Flooring, Inc. (“AFI”), AFI entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with AWI that sets forth, among other things, certain agreements between AWI and AFI regarding the principal transactions necessary to effect the separation and the pro rata distribution to AWI’s shareholders of 100% of AFI’s outstanding common stock (the “Separation and Distribution”). The Separation and Distribution Agreement also sets forth other agreements that govern certain aspects of AFI’s ongoing relationship with AWI after the completion of the Separation and Distribution. A description of the terms and conditions of the Separation and Distribution Agreement that are material to AFI can be found in AFI’s information statement, which was attached as Exhibit 99.1 to Amendment No. 4 to AFI’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on March 11, 2016, under the section entitled “Certain Relationships and Related Person Transactions-Separation and Distribution Agreement,” which is incorporated by reference into this Item 1.01. The description of the Separation and Distribution Agreement under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement attached hereto as Exhibit 2.1.

Item 8.01	Other Events.

AFI Registration Statement

On March 15, 2016, AWI issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1. Among other things, the press release announced that the Securities and Exchange Commission has declared effective AFI’s Registration Statement on Form 10, a copy of which is available at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated March 11, 2016, by and between Armstrong World Industries, Inc. and Armstrong, Flooring, Inc.*

99.1	Press release issued March 15, 2016

*	Certain schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. AWI will furnish supplemental copies of any such schedules or attachments to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Name: Christopher S. Parisi
Title: Vice President and Secretary

Date: March 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated March 11, 2016, by and between Armstrong World Industries, Inc. and Armstrong, Flooring, Inc.*

99.1	Press release issued March 15, 2016

*	Certain schedules and similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. AWI will furnish supplemental copies of any such schedules or attachments to the U.S. Securities and Exchange Commission upon request.